UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

PayPal Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, CA 95131

(Address of principal executive offices)

(408) 967-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2026, PayPal Holdings, Inc. (the “Company”) announced that, effective as of June 2, 2026, Michelle Gill will cease to serve as the EVP, General Manager, Small Business and Financial Services of the Company and Diego Scotti will cease to serve as the EVP, General Manager, Consumer Group of the Company.

In connection with Ms. Gill’s departure, the Company and Ms. Gill entered into a separation and release agreement on April 27, 2026, which provides that Ms. Gill will be eligible to receive the severance payments and benefits applicable upon a termination without cause (and not in connection with a change in control of the Company) under the Company’s Executive Change in Control and Severance Plan.

Item 7.01.	Financial Statements and Exhibits.

On April 29, 2026, the Company issued a press release announcing the departure of Ms. Gill and Mr. Scotti. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated April 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: April 30, 2026	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary